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                                                                   Exhibit 12(e)

                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

       That I, GLENN D. LAMMEY of Simsbury, Connecticut, a director, Executive Vice President and Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May 2000.

                                        /s/Glenn D. Lammey
                                        Director, Executive Vice President
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Insurance Company


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                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May 2000.

                                      /s/Marla Berman Lewitus
                                      Director
                                      Senior Vice President and General Counsel
                                      The Travelers Insurance Company